2006 Earnings Call

March 6, 2007

Exhibit 99.1

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.
For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the
Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk
Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Adjusted EBITDA Statement

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings
(adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured revolving credit facility and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana
Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2006 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of
Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.

For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a leading manufacturer of market-leading brands of highly engineered building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards,
Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider ® and
Celtec®, as well as many other branded and non-branded products.

Please note:

To access the conference call, dial (866) 315-3365 and enter Conference ID,
9548730.  A replay of the call will be available for one week after the event by dialing (800) 642-1687 or (706) 645-9291 and entering Conference ID, 9548730.

Table of Contents

Strategy Overview

6

2006 Business Highlights

8

2007 Growth Plan

14

2006 Financial Overview

16

2007 Guidance

19

Appendix

21

Q&A

Strategy Overview

Transformation of CPG into a Building Products Company gains steam

Scranton Products expands mix of end use building products (locker systems and bathroom products) to 69% of sales vs. 55% last year

Santana acquisition (Closed May 2006)

Locker business expansion

Residential building products (AZEK® ) grows to 82% of AZEK Building Products business

Grow AZEK Building Products into the provider of premium home exterior products

Completed Mouldings line for Spring 2007 launch

Pella window surround partnership underway

Procell acquisition (closed January 2007) moves AZEK into decking

Procell technology will allow AZEK to expand its product offering

Expand AZEK sales footprint and brand

Dealer network expands 21% from 1,400 at the beginning of 2006 to 1,700

Move into Canada (November 2006/13 locations added)

Developing strategy for Big Box presence

Strategy

Strategy Overview

Use our experience and technology to drive new building product introductions

Use LEAN to drive quality and cost reduction

LEAN techniques used to drive success of Santana acquisition

Santana acquisition well ahead of merger case

Complete plant redesign under LEAN to be complete by March

Significant inventory reduction effort pays benefits

Employee empowerment drives cost reductions

Use data to manage the business

SAP implementation completed on time & budget

Reaching out through the sales network to better understand market changes

Procell acquisition integrated into SAP by third quarter

Public company infrastructure implementation on track

Strategy

2006 Business Highlights

Overall CPG revenue growth of 18% despite downturn in the new housing market

CPG’s Adjusted EBITDA up 16% to $44.3 million from $38.2 in 2005

AZEK Building Product Highlights:

AZEK Building Product sales up 8% or $12.5 million

Residential building product (AZEK® Trimboards) sales up 6% (volume up 2% and
Average Selling Price (or ASP) up 4%)

Industrial (Celtec®) sales up 22% (volume up 9% and ASP up 11%)

Adjusted EBITDA up 5% to $29.7 million from $28.2 million in 2005

Business Highlights

2006 Business Highlights

AZEK® fundamentals still strong and improving after inventory de-stocking cycle absorbed

Distributor sales to dealers improves after de-stocking

Housing starts fall from 2.1 million in 2006 Q1 to 1.6 million by 2006 Q4

Dealers and distributors react by lowering inventory levels

Distributor sales begin to recover in November

Strong distributor sales growth in December/January/February

Lower inventory in channel and increasing demand seems to point to bottom of cycle

How long does the bottom last (late 2007/early 2008)

Business Highlights

AZEK® Distributors Lowering Inventory Levels

Business Highlights

-

100

200

300

400

500

600

Jan.

Feb.

Mar.

Apr.

May

Jun.

Jul.

Aug.

Sept.

Oct.

Nov.

Dec.

2005

2006

2004

Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan

AZEK® Distributor Sales to Dealers

Year over Year Change in Distributor Sales to Dealers

Business Highlights

2006

2007

2006 Business Highlights

Early conversion play, brand and sales footprint expansion can help to offset a down market

AZEK dealer network expands 21% to 1,700

Canadian distribution announced in November 2006 – 13 locations

New moulding line to be launched in spring of 2007 with same look and texture as AZEK® Trimboards

Branding effort resulted in 1.2 billion impressions and website hits increased 40%
over last year to 1.2 million per month.

Business Highlights

2006 Business Highlights

Scranton Product Highlights:

Scranton Product sales up 37% or $26.5 million

Commercial building product (Santana/Comtec/Capital bathroom product and locker systems) sales up 70% (volume up 42% and ASP up 20%)

Industrial (Marine/Playground/Semiconductor) sales down 5% (volume down 23% and
ASP up 24%)

Adjusted EBITDA up 110% to $21.0 million from $10.0 million in 2005

Santana acquisition and Locker business drive success in commercial building products

Santana Acquisition integration ahead of schedule

Santana results ahead of Merger case by 15%

Locker systems business creating an early stage conversion

Sales grow 59% in 2006

Business Highlights

Continued Growth – 2007

Grow AZEK Building Products into the provider of premium home exterior products

New products/New markets allow AZEK to grow through building down turn

Launch mouldings line for Spring 2007

Pella window surround partnership underway

Canada

Western US

Big Box

Allegiance base grows 45% in early buy

Strong AZEK growth expected despite current market conditions

Assumes 1.55 million housing starts

Some recovery in mid 2007

Procell acquisition (closed January 2007) moves AZEK into decking

Very early in the conversion play

Include under the AZEK family of products

Leverage AZEK sales network

Define and implement channel strategy

Build capacity engine to get decking to market

Strong growth over Procell’s 2006 $32.0 million in sales expected

Continued Growth

Continued Growth – 2007

Santana acquisition and Locker business are intended to drive success in commercial building products in 2007

Continue to leverage Santana acquisition integration

Use LEAN to drive costs out of the manufacturing and back office process

Locker systems business creating an early stage conversion

Strong growth expected

2006 capacity investment should support growth

Bathroom products focused on new markets

Retail business

Office construction/remodel

Continued Growth

2006 Full Year Financial Results

Financial Update

$ in MMs

Year Ended December 31,

2005

2006

%

Net Sales

$222.6

$261.8

17.6%

Volume

180.3

186.7

3.5%

ASP

$1.23

$1.40

14.6%

Adjusted EBITDA

$38.2

$44.3*

16.0%

% of Net Sales

17.2%

16.9%

Capital Expenditures

$21.8

$17.3

-20.6%

*Excludes $1.6mm of Pro Forma EBITDA for Santana Acquisition as if we owned them on January 1, 2006.

2006 4th Quarter Financial Results

Financial Update

$ in MMs

Quarter Ended December 31,

2005

2006

%

Net Sales

$51.2

$51.3

0.2%

Volume

39.5

36.9

-6.6%

ASP

$1.30

$1.39

6.9%

Adjusted EBITDA

$6.9

$8.2

18.8%

% of Net Sales

13.5%

16.0%

Capital Expenditures

$7.7

$3.2

-58.4%

Balance Sheet

(1)

Excludes Interest payable

(2)

Based on annual sales.

Financial Update

$ in MMs

As of December 31,

2004

2005

2006

Inventory

$47.9

$44.7

$45.5

Accounts Rec.

$13.8

$14.8

$29.3

Prepaid Expenses

$0.9

$4.7

$5.8

A/P & Accrued Expenses(1)

($20.0)

($40.0)

($34.7)

Total

$42.6

$24.1

$45.9

as % Net Sales(2)

25%

11%

18%

Revolver Balance

$0

$9.5

Downside:

Prolonged decline in residential
housing market

Resin prices rise

Procell integration

Upside:

Higher AZEK® growth

Resin declines further

Higher Procell growth

Incremental Santana synergies

Low

High

$60mm

$65mm

Adjusted EBITDA growth ranges from 35% to 47%

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2006, subject to the timing of the Santana Acquisition.

2007 Adjusted EBITDA Guidance (1)

2007 Guidance

2007 Guidance

$ in MMs

Year Ended and Ending December 31,

2006

2007

%(1)

Net Sales

$261.8

$310 - $350

26%

Volume

186.7

240-280

40%

Gross Margin

26.1%

25.5% - 27.5%

SG&A

14.2%

12% - 14%

Adjusted EBITDA

$44.3(2)

$60 - $65

41%

EBIDTA Margin

16.9%

18.9% (1)

Capital Expenditures

$17.0

$14 - $19

(3%)

Adjusted Working Capital(3) % Sales

18%

15% - 19%

Footnotes:

(1)

Based on midpoint of range.

(2)

Excludes $1.6mm of Pro Forma Adjusted EBITDA (excluding synergies) for Santana as if we owned them on January 1, 2006.

(3)

Defined as accounts receivable, inventory, prepaid expenses, less accounts payable and accrued expenses (excluding interest payable).

APPENDIX

CPG INTERNATIONAL

CALCULATION OF ADJUSTED EBITDA		
(Dollars in Thousands)	Year Ended December 31, 2005	Year Ended December 31, 2006 (1)
Net loss	($11,741)	($485)
Interest expense, net	$23,035	$28,685
Income tax (benefit) expense	($1,622)	$230
Depreciation and amortization	$9,560	$13,813
FAS 141 inventory adjustment	$5,185	-
Relocation and hiring costs	$496	$81
Retiring executive costs	$188	$385
Management fee	$217	$1,021
Non-cash restricted stock unit charge	$12,851	-
Santana Acquisition transition costs	-	$519
Procell non-recurring charges	-	$26
Adjusted EBITDA	$38,169	$44,275

Footnote:

(1) Does not reflect pro forma impact of Santana Acquisition, as if we owned them on January 1, 2006.

Net Income to Adjusted EBITDA Reconciliation

Appendix

CPG INTERNATIONAL
Building Products. Better.

CALCULATION OF ADJUSTED EBITDA

(Dollars in Thousands)	Three Months Ended December 31, 2005	Three Months Ended December 31, 2006
Net loss	($5,797)	($3,087)
Interest expense, net	$6,740	$7,446
Income tax (benefit) expense	($4,682)	($657)
Depreciation and amortization	$4,862	$3,822
FAS 141 adjustment	$5,185	-
Relocation and hiring costs	$496	-
Retiring executive costs	$47	$138
Management fee	-	$432
Santana Acquisition transition costs	-	$96
Procell non-recurring charges	-	$26
Adjusted EBITDA	$6,851	$8,216

Net Income to Adjusted EBITDA Reconciliation- QTD

Appendix

(in thousands)

	2006				
	Q1	Q2	Q3	Q4	YTD
AZEK Building Products	47,589	32,650	28,637	26,331	135,207
Scranton Products	10,235	14,606	16,112	10,535	51,488
Total	57,824	47,256	44,749	36,866	186,695

	2005				
	Q1	Q2	Q3	Q4	YTD
AZEK Building Products	44,627	24,398	33,168	29,225	131,418
Scranton Products	11,429	13,599	13,579	10,288	48,895
Total	56,056	37,997	46,747	39,513	180,313

Quarterly Volume Information

Appendix

CPG INTERNATIONAL
Building Products. Better.

CPG INTERNATIONAL
Building Products. Better.
SCRANTON PRODUCTS
Cutting Edge Building Products
AZEK
AZEK Building Products, Inc.
SEABOARD
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
COMTEC
INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL
PARTITIONS INC.
AZEK
TRIMBOARDS
procell
DECKING SYSTEMS
CELTEC

CPG